Exhibit 99.1


                          NMS Communications Announces
          Financial Results for the Second Quarter Ended June 30, 2006;
                  Company Also Announces Share Repurchase Plan


    FRAMINGHAM, Mass.--(BUSINESS WIRE)--July 27, 2006--NMS Communications (NASDAQ: NMSS), a leading provider of communications technologies and solutions for converged and mobile networks, today announced financial results for the second quarter ended June 30, 2006.
    Total revenues for the second quarter of 2006 were $26.4 million compared to $24.9 million for the corresponding quarter in 2005. Non-GAAP net loss was $844 thousand or $(0.02) per share for the second quarter compared to a non-GAAP net loss of $0.1 million or $0.00 per share in the second quarter of 2005. The non-GAAP net loss for the second quarter of 2006 excludes $1.8 million in non-cash charges, comprised of $365 thousand in amortization of purchased intangible assets and $1.4 million in stock-based compensation expense. There were no such charges incurred in 2005. GAAP net loss for the second quarter was $2.6 million or $(0.05) per share, compared to net income of $0.1 million or $0.00 per share for the second quarter of 2005 and net income of $1.7 million or $0.03 per share for the first quarter of 2006.
    Total revenues for the first six months of 2006 were $57.1 million compared to $47.5 million for the first six months of 2005. Non-GAAP net income was $1.7 million or $0.03 per share for the first six months of 2006, compared to a non-GAAP net loss of $2.0 million or $(0.04) per share for the first six months of 2005. The non-GAAP net loss for the first six months of 2006 excludes $2.7 million in non-cash charges, comprised of $487 thousand in amortization of purchased intangible assets and $2.2 million in stock-based compensation expense. There were no such charges incurred in the first six months of 2005. GAAP net loss for the first six months of 2006 was $941 thousand or $(0.02) per share compared to a net loss of $2.0 million or $(0.04) per share for the first six months of 2005.
    The cash and cash equivalents balance on June 30, 2006 was $57.9 million compared to $62.2 million on December 30, 2005.

    Business Perspective

    "We were clearly disappointed by second quarter revenues and earnings which were negatively impacted by lower than expected orders for our Platform Solutions products from a few customers and channel partners," said Bob Schechter, NMS Communications' chairman and CEO. "Based on customer forecasts, we are optimistic that our Platforms business will demonstrate improved momentum in the latter part of this fiscal year. We continue to see opportunities for growth in our Platforms business in 2007 and beyond, with our Vision line of media servers and gateways, which target converged networks and next-generation mobile applications. We have also taken steps to strengthen our sales and distribution capabilities in this area, adding new channel partners with experience in selling server based solutions. The third quarter, as compared to the second quarter of 2006, will be negatively affected by as much as $4 million in revenue attributed to the conclusion of the rollout of voice quality systems by a major Japanese operator.
    "At the same time," Schechter added, "we are pleased with the solid sequential growth achieved in both our Mobile Applications and AccessGate(TM) product lines. We believe MyCaller(TM) is the market leader in the ringback services market, a market that is still in its early stages with sizeable potential penetration of wireless operators remaining around the world. Wireline and next gen operators as well as the trend to hosted ringback services are also creating new opportunities for this service and for NMS. We believe this is significant for our long-term success as we leverage our early leadership position and bring new mobile applications and services to market.
    "We have successfully focused AccessGate, our wireless backhaul optimization product line, on high-growth developing markets, adding channel partners with the knowledge and expertise needed in those regions, and we're now seeing additional deployments of AccessGate(TM) by existing customers as well as a growing pipeline of new opportunities," said Schechter. "To date, we've started to deploy in 20 operator networks, have completed trials with another ten, and have several more in process.
    "In summary, while we are not pleased with our second quarter results, we made progress in our new initiatives and continued winning new business across our product lines. We remain focused on our strategic growth initiatives, and we remain firmly committed to growing profitability and maintaining a healthy balance sheet," Schechter concluded.

    Share Repurchase Plan

    The Company's Board of Directors has authorized an expenditure of up to $20 million in a share repurchase plan. This program supersedes the previously announced 1.1 million share repurchase plan, under which 550,000 shares were purchased in the second quarter at a cost of $2.2 million. The company intends to commence open market purchases at the conclusion of the blackout period and to establish a 10b 5-1 plan with respect to such purchases.

    Guidance

    The Company currently expects Q3 revenue to be in the range of $23 to $24 million. The estimated non-GAAP loss per share for Q3, excluding the impact of stock-based compensation costs and amortization of acquired intangible assets, is forecasted in the range of $(0.07) to $(0.08). GAAP loss per share is expected to be in the range of $(0.11) to $(0.12).
    The Company expects 2006 full year revenue to be in a range from $109.5 million to $111.5 million. The estimated full year non-GAAP loss per share for 2006, excluding the impact of stock-based compensation costs and amortization of acquired intangible assets, is forecasted in a range from $(0.03) to $(0.04). GAAP loss per share is expected to be in a range of $(0.16) to $(0.17).
    The reconciliation of forward-looking non-GAAP EPS to GAAP EPS is as follows:



                               Estimates for the   Estimates for the
                                Quarter Ended         Year Ended
                              September 30, 2006   December 31, 2006
                              ----------------------------------------
                              Low End   High End  Low End   High End
                              of Range  of Range  of Range  of Range
----------------------------------------------------------------------
Non-GAAP Loss per Share          $(0.08)   $(0.07)   $(0.04)   $(0.03)
----------------------------------------------------------------------
Less: Estimated impact of
 expensing stock-based
 compensation and amortization
 of acquired intangibles         $(0.04)   $(0.04)   $(0.13)   $(0.13)
----------------------------------------------------------------------
GAAP Loss per Share              $(0.12)   $(0.11)   $(0.17)   $(0.16)
------------------------------========================================


    NMS Conference Call Web Cast

    NMS Communications issues web casts for its conference calls to assure the broad dissemination of information in real time. The Second Quarter 2006 conference call, which is scheduled for 5:00 p.m. ET today, July 27, 2006, will be available live via the Internet by accessing the NMS web site at http://www.nmscommunications.com under the Investor Relations section. Please go to the web site at least fifteen minutes prior to the call to register, download and install any necessary audio software. The webcast is also being distributed using CCBN's Investor Distribution Network to both institutional investors at StreetEvents (www.streetevents.com) and individual investors at www.companyboardroom.com.
    A replay will be available on the website at http://ir.nmscommunications.com/events.cfm. You may also listen to the replay by calling 719-457-0820 and entering the pass code 1425870. The replay will be available from 8:00 p.m. ET, July 27, 2006 through 12:00 midnight, August 3, 2006.

    About NMS Communications

    NMS Communications (NASDAQ:NMSS) is a leading provider of communications technologies and solutions for converged and mobile networks. Visit www.nmscommunications.com for more information.

    Statements in this document expressing the beliefs, estimates and expectations of management regarding future performance may be construed as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation the Company's guidance with respect to 2006 and third and fourth quarter 2006 revenues, earnings per share and Non-GAAP EPS, and with respect to the Platforms business in 2006 and 2007. These statements are based on management's expectations as of the date of this document and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, uncertainty in communications spending, the implementation of the Company's strategic repositioning and market acceptance of the Company's new solutions strategy, quarterly fluctuations in financial results, the Company's ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from the Company's contract manufacturer and product component vendors and other risks. These and other risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2005. In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change. Any reference to our website in this press release is not intended to incorporate the contents thereof into this press release or any other public announcement.

    Use of Non-GAAP Financial Measures

    In addition to reporting its financial results in accordance with generally accepted accounting principles, or GAAP, the Company has also provided in this release non-GAAP net loss and non-GAAP loss per share figures, which are non-GAAP financial measures adjusted to exclude certain non-cash expenses. The Company believes that these non-GAAP financial measures are useful to help investors better understand and assess its past financial performance and prospects for the future and facilitates comparisons with the performance of others in our industry. Management uses these non-GAAP financial measures when evaluating the Company's financial results, as well as for internal planning and forecasting purposes. Specifically, in addition to the reasons stated above, the Company has excluded stock-based compensation from its non-GAAP financial measures because the accounting treatment for stock-based compensation has changed with the adoption of SFAS 123R. Therefore, management believes that excluding stock-based compensation from its non-GAAP financial measures is useful in order to offer consistent information that is comparable to previous information that the Company has publicly disclosed with respect to prior periods for which stock-based compensation was not expensed in accordance with the accounting rules applicable to such periods. Additionally, the Company has excluded the effects of amortization of acquired intangible assets from its non-GAAP financial measures because, in the period prior to the recent Openera acquisition, it did not incur amortization expense of this nature, and the exclusion of this amount helps investors compare operating expenses with prior periods. The non-GAAP financial measures disclosed by the Company, however, should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the expected results calculated in accordance with GAAP and reconciliations to those expected results should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

    NMS Communications, MyCaller and AccessGate are trademarks of NMS Communications Corporation. All other brand or product names may be trademarks or registered trademarks of their respective holders.


                          NMS COMMUNICATIONS
                 Consolidated Statements of Operations
                   (In $000's except per share data)
                              (Unaudited)

                                   For the Three      For the Six
                                    Months Ended      Months Ended
                                      June 30,          June 30,
                                 ------------------ -----------------
                                    2006     2005     2006      2005
                                  -------- -------- --------  --------

Revenues                         $ 26,440 $ 24,919 $ 57,138  $ 47,519
Cost of revenues                    9,335    9,394   19,176    18,912
                                  -------- -------- --------  --------

Gross profit                       17,105   15,525   37,962    28,607
                                       65%      62%      66%       60%
Operating expenses:
   Selling, general and
    administrative                 13,114    9,344   25,946    18,286
   Research and development         6,799    6,323   13,359    12,515
                                  -------- -------- --------  --------
        Total operating expenses   19,913   15,667   39,305    30,801
                                  -------- -------- --------  --------

Operating income (loss)            (2,808)    (142)  (1,343)   (2,194)

Other income (expense), net           313      485      583       635
                                  -------- -------- --------  --------

Income (loss) before income taxes  (2,495)     343     (760)   (1,559)

   Income tax expense                 130      285      181       485
                                  -------- -------- --------  --------

Net income (loss)                $ (2,625)$     58 $   (941) $ (2,044)
                                  ======== ======== ========  ========

  Basic earnings (loss) per
   common share                  $  (0.05)$   0.00 $  (0.02) $  (0.04)
                                  ======== ======== ========  ========

  Weighted average basic shares
   outstanding                     50,027   47,876   49,633    47,650
                                  ======== ======== ========  ========

  Fully diluted earnings (loss)
   per common share              $  (0.05)$   0.00 $  (0.02) $  (0.04)
                                  ======== ======== ========  ========

  Weighted average fully diluted
   shares outstanding              50,027   48,144   49,633    47,650
                                  ======== ======== ========  ========


                          NMS COMMUNICATIONS
                 Condensed Consolidated Balance Sheet
                              (In $000)


                                               June 30,   December 31,
                                                  2006         2005
                                             ------------ ------------
                   ASSETS
Current assets:
     Cash and cash equivalents                   $36,803      $51,212
     Marketable securities                        21,056       11,002
     Accounts receivable, net of allowance
      for uncollectable accounts of $858 and
      $794, respectively                          17,829       16,895
     Inventories                                   2,838        2,844
     Prepaid expenses and other current
      assets                                       3,529        4,092
                                             ------------ ------------
         Total current assets                     82,055       86,045

Property and equipment, net of accumulated
 depreciation and amortization of $35,490 and
 $33,912, respectively                             7,391        6,535
Goodwill                                           5,640            -
Other intangible assets, net                       4,513            -
Other assets                                         875          723
                                             ------------ ------------
Total assets                                    $100,474      $93,303
                                             ============ ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                                  $4,534       $4,855
Accrued expenses and other liabilities             9,336       10,394
Deferred revenue                                   4,579        3,959
Current liabilities                               18,449       19,208

Stockholders' equity                              82,025       74,095
                                             ------------ ------------
Total liabilities and stockholders' equity      $100,474      $93,303
                                             ============ ============



                          NMS COMMUNICATIONS
  Reconciliation of GAAP Statement of Operations to Non-GAAP Results
                   (In $000's except per share data)
                              (Unaudited)


                            For the Three Months Ended
                                     June 30,
                         2006                        2005
             ---------------------------------------------------------
                      Adjustments   Non-           Adjustments  Non-
             GAAP(a)    to GAAP   GAAP(b) GAAP(a)   to GAAP   GAAP(b)
             Results     Results  Results Results    Results  Results
             ------------------------------------- -------------------

Revenues     $26,440              $26,440 $24,919          $- $24,919
             -------- -------     ---------------- -------------------

             -------- -------     ---------------- -------------------
Cost of
 revenues      9,335    (365)(c,d)  8,970   9,394           -   9,394
             -------- -------     ---------------- -------------------

Gross profit  17,105     365       17,470  15,525           -  15,525
                  65%                  66%     62%                 62%
Operating
 expenses:
 Selling,
 general and
  admin-
  istrative   13,114  (1,320)(c,d) 11,794   9,344           -   9,344
 Research
 and devel-
  opment       6,799     (96)(c)    6,703   6,323           -   6,323
             -------- -------     ---------------- -------------------
  Total
   operating
   expenses   19,913  (1,416)      18,497  15,667           -  15,667
             -------- -------     ---------------- -------------------

Operating
 income
 (loss)       (2,808)  1,781       (1,027)   (142)          -    (142)

Other income
 (expense),
  net            313                  313     485           -     485
             -------- -------     ---------------- -------------------

Income
(loss)
 before
income taxes  (2,495)  1,781         (714)    343           -     343

 Income
  tax
  expense        130                  130     285           -     285
             -------- -------     ---------------- -------------------

Net
 income
 (loss)      $(2,625) $1,781        $(844)    $58          $-     $58
             ======== =======     ================ ===================


 Basic
  earnings
  (loss) per
  common
  share       $(0.05)              $(0.02)  $0.00               $0.00
             ========             ================            ========

 Weighted
  average
  basic
  shares
  outstanding 50,027               50,027  47,876              47,876
             ========             ================            ========

 Fully
  diluted
  earnings
  (loss) per
  common
  share       $(0.05)              $(0.02)  $0.00               $0.00
             ========             ================            ========

 Weighted
  average
  fully
  diluted
  shares
  outstanding 50,027               50,027  48,144              48,144
             ========             ================            ========

(a) The Unaudited Consolidated Statement of Operations, prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").

(b) The Unaudited Consolidated Statement of Operations, presented on a basis other than GAAP, is intended to enhance the reader's understanding of the Company's results from operations.

(c) Stock-based compensation expense

(d) Amortization of identified intangible assets




                          NMS COMMUNICATIONS
  Reconciliation of GAAP Statement of Operations to Non-GAAP Results
                  (In $000's except per share data)
                             (Unaudited)

                             For the Six Months Ended
                                     June 30,
             ---------------------------------------------------------
                        2006                         2005
             ---------------------------- ----------------------------
                     Adjustments   Non-           Adjustments   Non-
             GAAP(a)   to GAAP   GAAP(b)  GAAP(a)  to GAAP    GAAP(b)
             Results    Results  Results  Results   Results   Results
             ---------------------------- ------------------- --------


Revenues     $57,138             $57,138  $47,519         $-  $47,519


   Cost of                  (c,d)
   revenues   19,176   (497)      18,679  18,912           -   18,912
             -------- ------     -------- ------- ----------- --------


Gross
 profit       37,962    497       38,459  28,607           -   28,607
                  66%                 67% 60%                      60%

Operating
 expenses:
 Selling,                   (c,d)
  general
  and
  admin-
  istrative   25,946 (2,032)      23,914  18,286           -   18,286
 Research                   (c)
  and
  develop-
  ment        13,359   (160)      13,199  12,515           -   12,515
             ------- -------     -------- ------- ----------- --------
  Total
   oper-
   ating
   expenses   39,305 (2,192)      37,113  30,801           -   30,801
             ------- -------     -------- ------- ----------- --------


Operating
 income
 (loss)       (1,343) 2,689        1,346  (2,194)          -   (2,194)


Other
 income
 (expense),
 net             583                 583  635              -      635
             -------- ------     -------- -------- ---------- --------


Income
 (loss)
 before
 income
 taxes          (760) 2,689        1,929  (1,559)          -   (1,559)


 Income
  tax
  expense        181                 181  485              -      485


Net income
 (loss)        $(941)$2,689       $1,748  $(2,044)        $-  $(2,044)
             ===============     ======== ======== ========== ========




 Basic
  earnings
  (loss) per
  common
  share       $(0.02)              $0.04  $(0.04)              $(0.04)
             ========            ======== ========            ========


 Weighted
  average
  basic
  shares
  outstanding 49,633              49,633  47,650               47,650
             ========            ======== ========            ========


 Fully
diluted
 earnings
 (loss) per
 common share $(0.02)              $0.03  $(0.04)              $(0.04)
             ========            ======== ========            ========


 Weighted
  average
  fully
  diluted
  shares
  outstanding 49,633              50,454  47,650               47,650
             ========            ======== ========            ========

(a) The Unaudited Consolidated Statement of Operations, prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").

(b) The Unaudited Consolidated Statement of Operations, presented on a basis other than GAAP, is intended to enhance the reader's understanding of the Company's results from operations.

(c) Stock-based compensation expense

(d) Amortization of identified intangible assets




    CONTACT: For media and industry analysts:
             NMS Communications
             Pam Kukla, 508-271-1611
             Pam_Kukla@nmss.com
             or
             For financial analysts:
             Herb Shumway, CFO, 508-271-1481
             Herb_Shumway@nmss.com